UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): September 29,
                              2001


               Media and Entertainment.com, Inc.
       (Exact name of Registrant as specified in charter)


       Nevada              333-68962            52-2236253
  (State of Other         (Commission          (IRS Employer
    Jurisdiction         File Number)       Identification No.)
 of Incorporation)


 500 North Rainbow, Suite 300,               89107
         Las Vegas, NV
(Address of Principal Executive            (Zip Code)
           Offices)


Registrant's telephone number, including area code: (702) 221-
1935


                              N/A
 (Former Name or Former Address, if Changed Since Last Report)



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Item 2.   Acquisition or Disposition of Assets

On July 30, 2001, Media and Entertainment.com, Inc.
(the "Company" or "MEDE") entered into a merger with Matthews Affiliated Productions, Inc., a California corporation (MAPI). The merger was accomplished pursuant to an Asset Purchase Agreement (the "Agreement"), dated July 30, 2001, by and between MAPI and MEDE. The assets acquired are set forth in Exhibit 2.1 of this Form 8-K.

In connection with the merger, a total of 100,000 shares of par value common stock of the Company were issued to the sole shareholder of MAPI. MEDE shall also enter into an employment agreement with the principal of MAPI, Matthew Moghaddasain, that includes a salary of $60,000 annually and a potential compensation of up to 100,000 options to purchase shares of MEDE common stock, as set forth in the agreement attached hereto. Additionally, pursuant to the employment agreement with Mr. Moghaddassain, such person shall be paid 60% of the gross profits from all contracts that MAPI exercises under MEDE's control.

In  determining the aggregate purchase price for MAPI, MEDE  took into  account the value of companies of similar industry and size
to   MAPI,  comparable  transactions  and  the  market  for  such companies generally.

Item 7. Financial Statements and Exhibits

 (a) Financial Statements

     The audited balance sheet of Matthews Affiliated Productions, Inc., a California corporation ("MAPI"), as of June 30, 2001 and the year ended December 31, 2000, and the related audited statements of operations, stockholders' equity and cash flows for the years then ended, and for the period November 6, 2000 (Date of Inception) to June 30, 2001 and the related Independent Auditors' Report, are filed as Exhibit 99.1 to this Form 8-K and are incorporated herein by reference.

 (b) Pro Forma Financial Information.

     The unaudited pro forma consolidated condensed financial statements of Media and Entertainment.com, Inc., a Nevada corporation ("MEDE"), for the six months ended June 30, 2001, reflecting the acquisition of MAPI are filed as
     Exhibit 99.2 to this Form 8-K and are incorporated herein by reference.

 (c) Exhibits

     The following exhibits are filed herewith or incorporated by reference as part of this report:

     Exhibit  Document Description
     No.

       2.1    Asset  Purchase  Agreement dated  as  of  July  30,
              2001,    by   and   between   Matthews   Affiliated
              Productions,      Inc.,     and      Media      and
              Entertainment.com, Inc.

       99.1 Audited balance sheet of MAPI as of June 30, 2001 and the year ended December 31, 2000, and the related audited statements of operations, stockholders' equity and cash flows for the years then ended, and for the period November 6, 2000 (Date of Inception) to June 30, 2001 and the related Independent Auditors' Report.

       99.2   Unaudited    pro   forma   consolidated   condensed
              financial statements of MEDE for the six months ended June 30, 2001.


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                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 1, 2001


Media and Entertainment.com, Inc.

By:  /S/ Jon Jannotta
    ------------------------------------------
     Jon Jannotta, Vice President and Director


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